Exhibit 10.16 - Second Amendment, dated January 10, 2002, to Carteret frozen food warehouse lease dated as of November 26, 1997.



                            SECOND AMENDMENT OF LEASE

     THIS AMENDMENT OF LEASE, dated this 10th day of January, 2002, by and between AMAX REALTY DEVELOPMENT, INC., a Delaware Corporation and V. PAULIUS & ASSOCIATES, a New Jersey Corporation, collectively T/A PORT CARTERET, a joint venture (hereinafter called "Landlord") and DI GIORGIO CORPORATION, a Delaware Corporation, (hereinafter called "Tenant").

                                 W H E R E A S,

     A. Landlord and Tenant previously have entered into a lease agreement dated November 26, 1997 for the leasing of certain lands and improvements in Carteret, New Jersey (the "Original Lease"), and thereafter amended by that certain First Amendment of Lease dated as of August 31, 2001 ("First Amendment") (the Original Lease and the First Amendment are hereinafter referred to as the "Lease");

     B. The Commencement Date of the Lease was March 8, 1998; and

     C. The parties hereto desire to amend the Lease in certain respects;

     NOW THEREFORE, for and in consideration of the premises and covenants contained therein, the parties hereto agree as follows:

     1. The recitals set forth above are incorporated by reference herein as though fully set forth at length.

     2. All capitalized terms used in this Second Amendment of Lease and not defined herein shall have the meaning set forth in the Lease.

     3. The provisions of this Second Amendment of Lease shall take effect as of the date hereof.

     4. Notwithstanding anything to the contrary contained in the Lease, the land leased pursuant to the Lease is described on Schedule "A" attached hereto, which legal description shall hereby supercede and replace the legal descriptions of the lands previously described in the Lease, including, without limitation, the "New Lease Lands" as defined in the First Amendment.

     5. In all other respects and matters, the Lease, as amended herein, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused these presents to be signed by duly authorized persons, as of the day and year first above written.


26131-0024-2107010.2
January 3, 2002
                                    Page 1 of 3

                                       Landlord:

                                       T/A PORT CARTERET, a joint venture
                                       By:   AMAX REALTY DEVELOPMENT, INC.


                                         By: /s/ Anthony Filiaci
                                         -----------------------
                                             Anthony Filiaci, V.P.

                                       By:   V. PAULIUS & ASSOCIATES


                                         By: /s/ Robert Paulius
                                         ----------------------
                                             Robert Paulius , Vice President

                                       Tenant:

                                       DI GIORGIO CORPORATION


                                         By: /s/ George W. Conklin
                                         -------------------------
                                              George W. Conklin, Vice President

26131-0024-2107010.2
January 3, 2002

                                   EXHIBIT "A"

                                Legal Description



Description of property known as Tax Lot 2.11 Block 1, Borough of Carteret, County of Middlesex and State of New Jersey being more particularly described as follows:

BEGINNING at a point in the southerly side of Port Carteret Drive, therein distant easterly 705.06 feet from the intersection of the same with the easterly side of Middlesex Avenue;

thence (1)        along said side of Port Carteret Drive, S 69 deg. 09 min.
                  23 sec. E 482.000 feet to a point of curve;

thence (2)        southerly on the arc of a curve, curving to the 30.00feet for as of distance of 47.124 feet to a point of tangency;

thence (3)        S 20 deg. 50 min. 37 sec. W, 1284.431 feet;

thence (4)        S 69 deg. 09 min. 23 sec. E 120.477 feet;

thence (5)        S 20 deg. 50 min. 37 sec. W 94.587 feet;

thence (6)        S 68 deg. 39 min. 14 sec. W 1699.413 feet;

thence (7)        N 21 deg. 20 min. 46 sec. W 205.00 feet;

thence (8)        N 68 deg. 39 min. 14 sec. E 1624.307 feet;

thence (9)        N 21 deg. 20 min. 46 sec. W 879.398 feet,

thence (10)       S 69 deg. 09 min. 23 sec. E 151.439 feet;

thence (11)       N 20 deg. 50 min. 37 sec. E 656.00 feet to the southerly side of Port Carteret Drive and the point or place of BEGINNING.

Being known and designated as Lot 2.11 in Block 1 as shown on a certain map entitled "Final Subdivision Plat Port Carteret Subdivision", filed in the Middlesex County Clerk's office on October 23, 2001 as map #6139 file # 985.

This description is being made in accordance with a survey made by Casey & Keller, Inc., dated July 27, 2001.

                                    Page 3 of 3